File No. 333-36260
                                                                     Rule 497(e)

                        GROUP IMMEDIATE VARIABLE ANNUITY
                                    issued by
                           AIG LIFE INSURANCE COMPANY
                                   through its
                               VARIABLE ACCOUNT I

      Supplement dated May 23, 2001 to the prospectus dated May 23, 2001

This supplement describes additional annuity options we are offering as part of your contract. Please read this supplement carefully and keep it with your prospectus for future reference. All capitalized terms have the same meaning as in the prospectus.

Annuity Options With Partial Withdrawal Rights

In addition to the five annuity options described in your prospectus, you may also choose from the following two annuity options, both of which give you partial withdrawal rights:

o     Life Annuity With A Guaranteed Number of Years (partial withdrawal rights)

Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. This option has the additional benefit of partial withdrawal rights.

o Joint and Survivor Annuity With A Guaranteed Number of Years (partial withdrawal rights)

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If both the Annuitant and Joint Annuitant die before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments after the death of the Annuitant so long as the Joint Annuitant is alive, however, the amount of the remaining annuity payments will be a percentage of the amount that was payable while the Annuitant was alive. If your contract is issued as an individual retirement annuity, payments under this option will be made only to you as Annuitant or to your spouse. This option has the additional benefit of partial withdrawal rights.

Transaction Charge

We do not currently impose a charge for partial withdrawals, which are only permitted under these two annuity options, but we reserve the right to assess a transaction charge of up to $200 at the time of a withdrawal.

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Determination of Subsequent Variable Annuity Payments

The prospectus describes how we determine subsequent variable annuity payments. While the number of Annuity Units for each subaccount will generally remain constant, the prospectus lists two exceptions to that rule. Another exception exists if you make a partial withdrawal, as permitted under the annuity options described in this supplement. In that case, the number of Annuity Units will decrease during the guaranteed period, but will be restored after the guaranteed period ends.

Access To Your Money

Depending on whether you are the Annuitant, you may access your money by receiving annuity payments or, if you select one of the annuity options described in this supplement, you may elect to receive a portion of the present value of the annuity payments remaining in the guaranteed period as long as your continuing periodic payment is at least $100. While each fixed annuity payment will generally be the same and will not vary with investment performance like variable annuity payments, a partial withdrawal will reduce your remaining fixed annuity payment during the guaranteed period, as described below.

Partial Withdrawal Rights

Partial withdrawals are available under both the variable and fixed payouts for the annuity options described in this supplement. If you select either of these annuity options, at any time after the right to examine period has ended through the end of the guaranteed period, you may request a partial withdrawal from your contract. Partial withdrawals are only available under these two annuity options, which are either a single or joint life annuity with payments guaranteed for a minimum number of years (referred to as the guaranteed period). To effect a partial withdrawal, the contract must be in force, the guaranteed period must not have expired, and you must meet the minimums described below. Only one partial withdrawal is permitted during any Contract Year. The minimum partial withdrawal amount is $5,000. The remaining periodic annuity payments after the partial withdrawal must be at least $1,200 on an annualized basis.

Partial Withdrawals Reduce Your Payment During the Guaranteed Period

If you make a partial withdrawal you will still receive a periodic payment, but it will result in a reduction of the remaining periodic payments during the guaranteed period. After the guaranteed period, the amount of the annuity payments will be unaffected by any prior partial withdrawal, but we will make annuity payments only as long as the Annuitant is alive in the case of a single life annuity option and as long as either the Annuitant or the Joint Annuitant is alive in the case of a joint life annuity option.

You tell us how much to reduce the annuity payments during the remaining guaranteed period. We will compute the partial withdrawal payment based on the reduction. Unless you tell us otherwise, we will first reduce the variable component and then the fixed component to the


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extent needed to meet the requested amount. Since the amount of annuity payments changes on the next Income Change Date, the reduction in annuity payments due to the partial withdrawal (but not the payment of the partial withdrawal amount) will be delayed until that time.

Computing the Partial Withdrawal Amount

If you make a partial withdrawal, we will calculate your partial withdrawal lump sum amount based on the amount by which you reduce your periodic payments. In processing your partial withdrawal request, we determine the amount to be paid to you in a three-part process. First, we determine the amount resulting from a reduction in the variable component of the annuity payment for the remaining annuity payments during the guaranteed period beginning after the next Income Change Date. We calculate this amount using the Annuity Unit value next computed after we receive your request and the current number of Annuity Units for each subaccount as the present value of the reduction in annuity payments using the Assumed Investment Return. Second, we determine the amount resulting from a reduction in the fixed component of the annuity payments for the remaining annuity payments during the guaranteed period beginning after the next Income Change Date. We calculate this amount as the present value of the reduction in annuity payments using an interest rate that reflects the current interest rate environment. We use the commutation interest rate, which is determined each time an amount is allocated to the fixed component, plus the change in the 10 Year Constant Maturity U.S. Treasuries since the allocation was made. If more than one allocation has been made to the fixed component, then we will use a last in-first out accounting method. Third, we deduct a partial withdrawal charge, if any. Currently there is none, but we reserve the right to charge $200 for each partial withdrawal.

Example of Computing a Partial Withdrawal: Suppose you have chosen to receive a life annuity with ten years guaranteed with a 100% variable annuity payment. You have been receiving monthly payments for five years and your last monthly payment was for $1,000. You tell us you want to make a partial withdrawal by reducing your monthly payment to $100. Since the guaranteed period has five years left, we will determine the present value of your five-year reduction and pay that out to you. Your $100 monthly payment will still be subject to a variable payout and could go up or down. Suppose that during the next five years the investment options you selected have done well and at the end of the period you are receiving $150. This means that your payment has increased by 50% (this is hypothetical and no representation is made as to actual performance). When the guaranteed period is over, you would begin to receive $1,500 per month rather than $1,000 per month (representing the same 50% gain on amounts not withdrawn). However, poor investment results would have the opposite result and reduce your monthly income.

Taxes

Please read the tax discussion in your prospectus for information relating to partial withdrawals from your contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.


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